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                                                                   Exhibit 3.130


                            CERTIFICATE OF AMENDMENT

                                       TO

                     THE CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                             MDV LIMITED PARTNERSHIP

         The undersigned genal partner, having filed an original Certificate of Limited Partnership, hereby duly execute this Certificate of Amendment of Limited Partnership, which is being filed with the Secretary of State in accordance with Section 2.02 of the Texas Revised Limited Partnership Act.

         FIRST: The name of the limited partnership is MDV LIMITED PARTNERSHIP.

         SECOND: The Certificate of Limited Partnership is amended in its entirety as follows:

         "1. The name of the limited partnership is MDV LIMITED PARTNERSHIP.

         2. The address of the registered office and the name and address of the registered agent for service of process required to be maintained by Section
1.06 of the Texas Revised Limited Partnership Act (the "Act") is:

               American General Hospitality Corporation
               3860 West Northwest Highway, Ste. 300
               Dallas, Texas 75220

         3. The address of the principal office in the United States where records are to be kept or made available under Section 1.07 of the Act is:

               c/o American General Hospitality Corporation
               3860 West Northwest Highway, Ste. 300
               Dallas, Texas 75220

         4. The name, mailing address and street address of the business of the general partner is:

               AGH UPREIT LLC
               c/o American General Hospitality Corporation
               3860 West Northwest Highway, Ste. 300
               Dallas, Texas 75220:"
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         Signed on this  8th day of July  , 1996.
                       ------      -------

              [NEW]    GENERAL PARTNER:

                       AGH UPREIT LLC

                       BY: AMERICAN GENERAL HOSPITALITY
                           CORPORATION, member


                            BY: /s/ Kenneth E. Barr
                               --------------------------------
                               Name: Kenneth E. Barr
                               Title: EVP


                           BY: AMERICAN GENERAL HOSPITALITY
                               OPERATING PARTNERSHIP, L.P., member

                               BY: AGH GP, Inc., general partner

                                   By: /s/ Kenneth E. Barr
                                   ----------------------------
                                   Name: Kenneth E. Barr
                                   Title: EVP
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                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                             MDV LIMITED PARTNERSHIP

         We, the undersigned, desiring to form a limited partnership pursuant to the Texas Revised Limited Partnership Act, Article 6132a-1 of the Revised Civil Statutes of the State of Texas, hereby duly execute this Certificate of Limited Partnership, which is being filed with the Secretary of State in accordance with
Section 2.01 of the Texas Revised Limited Partnership Act. The date upon which this Certificate will be effective is the date of filing.

         The name of the Partnership is MDV Limited Partnership.

         The address of the registered office of the Partnership is 3860 W. Northwest Hwy. Suite 300, Dallas, Texas 75220, and the name and address of the registered agent for service of process is Steven D. Jorns, 3860 W. Northwest Hwy. Suite 300, Dallas, Texas 75220.

         The address of the principal office of the Partnership in the United States where records are kept is 3860 W. Northwest Hwy. Suite 300, Dallas, Texas 75220.

         The name, the mailing address, and the street address of the business or residence of each general partner of the Partnership is as follows:

                              Mailing Address                Street Address
                         (Full address, including       (Full address, including
Name                     city, state and zip code)       city, state & zip code)
----                     -------------------------       ----------------------
Virtual                  3860 W. Northwest Hwy.           3860 W. Northwest Hwy.
Hospitality,             Suite 300                        Suite 300
Inc., a                  Dallas, Texas 75220              Dallas, Texas 75220
Texas
Corporation

         Signed on this  8th day of  July , 1994.
                       ------      -------


                                                 Virtual Hospitality, Inc., a
                                                 Texas corporation, Sole General
                                                 Partner

                                                 By: /s/ Steven D. Jorns
                                                    ----------------------------
                                                    Steven D. Jorns, President